UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 3, 2009

Oak Ridge Financial Services, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	000-52640	20-8550086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Oak Ridge Road

P.O. Box 2

Oak Ridge, North Carolina 27310

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 644-9944

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 13, 2009, Oak Ridge Financial Services, Inc. issued a press release to announce its financial results for the quarter and the nine months ended September 30, 2009.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1    Press Release dated November 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE FINANCIAL SERVICES, INC.

Date: November 13, 2009

	By:	/s/ Ronald O. Black
Ronald O. Black
President and CEO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 13, 2009